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                                 AMENDMENT NO. 2 TO
                                 EMPLOYMENT AGREEMENT

     This Amendment No. 2 to Employment Agreement (the "Amendment") is made and entered into this 10th day of September, 1998, by and between Atchison Casting Corporation, a Kansas corporation (the "Company"), and Hugh H. Aiken (the "Employee").

     WHEREAS, the Company and the Employee entered into an Employment Agreement dated as of June 14, 1991, which was amended to extend the term of such agreement through June 14, 1998 (as amended, the "Employment
Agreement"), relating to the employment of the Employee as the Chief Executive Officer of the Company; and

     WHEREAS, the Company and the Employee desire and agree to amend the Employment Agreement in the manner set forth in this Amendment;

     NOW, THEREFORE, in consideration of mutual covenants and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. EXTENSION OF TERM OF EMPLOYMENT. Section 1 of the Employment Agreement is deleted in its entirety and is hereby replaced with the following:

          1. TERM. The Company shall employ the Employee for a term commencing upon the date of this Agreement and continuing through June 30, 2001. This Agreement shall be considered renewed for a continuing three-year term on the 30th of June of each year hereafter unless the Company or the Employee provides six months notice to the other party that such party intends to terminate this Agreement.

     2.   EFFECTIVE DATE.  This Amendment shall be effective as of June 14,
     1998.

     3. GENERAL. Except as expressly provided herein, the Employment Agreement shall continue in full force and effect as modified hereby.


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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first written above.

                                   ATCHISON CASTING CORPORATION

                                   By:  /s/ Kevin T. McDermed
                                        --------------------------------

                                   Name:   Kevin T. McDermed
                                        --------------------------------
                                   Title: V. P. & Treasurer
                                        --------------------------------


                                   /s/ Hugh H. Aiken
                                   -------------------------------------
                                   Hugh H. Aiken